Property, Equipment and Leasehold Improvement, Net	12 Months Ended
Dec. 31, 2022
Property, Equipment and Leasehold Improvement, Net
Property, Equipment and Leasehold Improvement, Net

6.Property, Equipment and Leasehold Improvement, Net

The following is a summary of property, equipment and leasehold improvement, net:

	December 31,	December 31,
	2021	2022
	RMB	RMB
Electronic equipment	76,401	80,099
Furniture and office equipment	1,729	3,273
Vehicles	2,793	2,818
Leasehold improvement	10,012	15,407
Total property, equipment and leasehold improvement	90,935	101,597
Less: accumulated depreciation	(57,544)	(75,051)
Property, equipment and leasehold improvement, net	33,391	26,546

Depreciation expenses were RMB17.7 million, RMB19.2 million and RMB18.1 million for the years ended December 31, 2020, 2021 and 2022, respectively. No impairment charge was recognized for any of the years presented.